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                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 31, 1999
                                                 -------------------------------


                               Alpha Microsystems
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               (Exact name of registrant as specified in charter)



California                          0-10558                    95-3108178
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)



       2722 South Fairview Street, Santa Ana, California       92704
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       (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (714) 957-8500
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Event

         On January 4, 2000, Alpha Microsystems (the "Company") issued a press release announcing that it had entered into a definitive asset purchase agreement with R. E. Mahmarian Enterprises LLC which is owned by Richard E. Mahmarian, a current member of the Company's Board of Directors, for the sale of certain assets associated with its Alpha Micro Services Division and proprietary Alpha Micro Operating System computer hardware manufacturing group.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Item                                           Exhibit No.
         ----                                           -----------

         Asset Purchase Agreement dated as of
         December 31, 1999                                 10.1

         Press Release issued January 4, 2000              99.1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 14, 2000                    ALPHA MICROSYSTEMS


                                             By:  /s/ Robert O. Riiska
                                                  ------------------------------
                                                  Robert O. Riiska
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX

         Item                                           Exhibit No.
         ----                                           -----------

         Asset Purchase Agreement dated as of
         December 31, 1999                                 10.1

         Press Release issued January 4, 2000              99.1